Equity Offering and Sale of Series A Preferred Units - Schedule of Sale of Series A Preferred Units (Detail) - Series A Preferred Unit [Member] - USD ($) $ in Thousands	1 Months Ended		6 Months Ended
	Jun. 30, 2017	Feb. 28, 2017	Jun. 30, 2018
Preferred Units [Line Items]
Gross proceeds received	$ 40,000	$ 50,000	$ 90,000
Less: Fee	1,000	1,000	2,000
Less: Expenses	150	386	536
Net proceeds received	$ 38,850	$ 48,614	$ 87,464